SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 18, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-371318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant's Telephone Number, Including Area Code)

                                                n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On January 18, 2007, we filed a current report on Form 8-K, which we refer to as the January 18 Form 8-K, to update Part II, Items 6, 7 and 8 of Newkirk Realty Trust, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2005.

We are amending the January 18 Form 8-K to provide updated consents of Deloitte & Touche LLP and Imowitz Koenig & Co., LLP.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are furnished as part of this Report on Form 8-K:

23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Imowitz Koenig & Co., LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: February 7, 2007	By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

23.1	Consent of Deloitte & Touche LLP
23.2	Consent of Imowitz Koenig & Co., LLP